SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 29, 2009

CAGLE’S, INC.

(Exact name of registrant as specified in its charter)

Georgia……………….……………1-7138…………..…..……… 58-0625713

(State or other jurisdiction of incorporation)……...(Commission File Number) .........(I.R.S. Employer Identification No.)

2000 Hills Avenue, N.W., Atlanta, Ga. …….…………30318

(Address of principal executive offices)……………….………(Zip Code)

(404) 355-2820

(Registrant’s telephone number, including area code)

Not applicable.

(Former name or former address, if changed since last report)

     Check the appropriate box if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

 ____  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

____  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

____  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

____  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Section 2 - FINANCIAL INFORMATION

ITEM 2.03.   CREATION OF A DIRECT FINANCIAL OBLIGATION OR AN OBLIGATION UNDER AN OFF-BALANCE SHEET ARRANGEMENT OF A REGISTRANT.

   On January 29, 2009, Cagle’s, Inc. and its wholly owned subsidiary Cagle Farms, Inc. (the "Company") signed an

Amendment number 2 to the Third Amended and Restated Revolving Line of Credit and Security Agreement (the “Agreement”), effective as of January 29, 2009, with AgSouth Farm Credit, ACA, an agricultural credit association ("the Association").

   There are eight primary changes to the existing Agreement between the parties:

1.  The revolving credit facility (“Facility”) is now in the amount of $25,150,000.00.

2.  The creation of a Supplemental Revolving Master Note in the face principal amount of $4,150,000.00 and maturing on October 31, 2009.

3.  The right to obtain letters of credit issued by Lender in favor of third Persons in face principal amounts not exceeding $1,000,000.00 at any time outstanding.

4.  The limiting of Borrowers’ rights to obtain Letters of Credit issued by Lender only pursuant to such Supplemental Revolving Master Note and only when Borrowers have Available Revolving Credit (which will be determined by including in the definition thereof both the unpaid principal amount of all unpaid Revolving Loans and also the aggregate face principal amount of all outstanding Letters of Credit).

5.  Limiting the Borrowers’ rights to obtain Revolving Loans pursuant to the Supplemental Revolving Master Note only when Lender has fully advanced the entire $21,000,000.00 principal amount of the Primary Revolving Master Note and Borrowers also still have Available Revolving Credit.

6.  The adding to the Real Property Collateral Cagle’s processing plant located in Pine Mountain Valley, Georgia.

7.  The advance rate with respect to Eligible Inventories is being increased from 40% to 60% and the advance rate with respect to Eligible Receivables is being increased from 70% to 80%.

8.  The interest rates have been modified by:

(a)  Interest will accrue on the unpaid principal balance of the Revolving Loans, from time to time outstanding, evidenced by the Primary Revolving Master Note at the Libor Variable Rate plus 3.50% (350 basis points).

(b)  Interest will accrue on the unpaid principal balance of the Revolving Loans, from time to time outstanding,

      evidenced by the Supplemental Revolving Master Note at the Libor Variable Rate plus 5.00% (500 basis points).

The Borrowers are re-confirming, effective as of the Effective Date of This Restated Agreement, all of the representations, warranties, and covenants originally made by the Borrowers in the Agreement.

No other changes to the Agreement materially modify the description in the Company’s previous 8-K filings.